UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  July 10, 2007

                         CHINA ORGANIC AGRICULTURE, INC.

             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                                     -------
                 (State or Other Jurisdiction of Incorporation)

           333-129355                                     20-3505071
    (Commission File Number)                   (IRS Employer Identification No.)

            Jilin Province Songyuan City ErMaPao Green Rice Limited,
                East Ping Feng Xiang Zheng Fu, Qian Guo District,
                    Songyuan City, Jilin Province, P.R. China

               (Address of Principal Executive Offices) (Zip Code)

                                  310-441-1888
                                  ------------
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      On July 10, 2007, China Organic Agriculture, Inc. issued a press release announcing that its products will now be sold by the Nanjing Suguo supermarket chain. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01. Exhibits.

99.1 China Organic Announces Milestone Order from China's Fourth Largest Supermarket Chain - Company's Certified Organic Rice Products to be Sold at Suguo's 1,600 Supermarket Locations In Major Urban Centers Across China


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 11, 2007                              CHINA ORGANIC AGRICULTURE, INC.


                                                 Name: /s/ Jian Lin
                                                       -------------------------
                                                        Jian Lin
                                                 Title: Chief Executive Officer